CONTACTS MEDIA: INVESTORS: Marcey Zwiebel Bryan Gill (412) 762-4550 (412) 768-4143 media.relations@pnc.com investor.relations@pnc.com PNC COMPLETES ACQUISITION OF BBVA USA BBVA USA Customers, Clients to be Served Through BBVA USA Until Conversion PITTSBURGH, June 1, 2021 - The PNC Financial Services Group, Inc. (NYSE: PNC) today announced the completion of its acquisition of BBVA USA Bancshares, Inc., including its U.S. banking subsidiary BBVA USA. Through this transaction, PNC is now the fifth largest U.S. commercial banking organization with over $560 billion in assets with a coast-to-coast national franchise that will provide a full range of products and services to retail customers and business clients in 29 of the top 30 largest markets in the country. “Our acquisition of BBVA USA accelerates our national expansion and positions us to increase shareholder value over time by bringing our industry-leading technology and innovative products and services to new markets and clients,” said William S. Demchak, PNC’s chairman, president and chief executive officer. “We are grateful to our thousands of colleagues across the combined organization who have worked tirelessly to help achieve this major milestone. With a shared commitment to serving our customers and supporting the communities where we live and work, together we will build on this strong combination for years to come.” Until conversion of bank systems and branches, expected to occur in October 2021, PNC and BBVA USA customers will continue to be served through their respective PNC and BBVA USA branches, websites and mobile apps, financial advisors and relationship managers. PNC will provide comprehensive information to BBVA USA customers prior to the conversion. PNC’s commitment to supporting its communities is outlined in its previously announced Community Benefits Plan developed in connection with the BBVA USA acquisition. The plan will provide $88 billion in loans, investments, and other financial support to bolster economic opportunity for low- and moderate- income (LMI) individuals and communities, people and communities of color, and other underserved individuals and communities over a four-year period beginning Jan. 1, 2022. The PNC Financial Services Group, Inc. is one of the largest diversified financial services institutions in the United States, organized around its customers and communities for strong relationships and local delivery of retail and business banking including a full range of lending products; specialized services for corporations and government entities, including corporate banking, real estate finance and asset-based lending; wealth management and asset management. For information about PNC, visit www.pnc.com. - more - Exhibit 99.1

PNC Completes Acquisition of BBVA USA – Page 2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION This press release contains forward-looking statements regarding our outlook or expectations with respect to the acquisition of BBVA USA Bancshares, Inc. (“BBVA USA Holdco”), the combination of BBVA USA Holdco into PNC and BBVA USA into PNC Bank, the impact of the transaction on PNC's future performance, and PNC’s Community Benefits Plan. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risk and uncertainty to which our forward-looking statements are subject. The forward-looking statements in this press release speak only as of the date of this press release, and we assume no duty, and do not undertake any obligation, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements. As a result, we caution against placing undue reliance on any forward-looking statements. Forward-looking statements in this press release are subject to the following risks and uncertainties: the business of BBVA USA Holdco, including BBVA USA, going forward may not perform as we currently project or in a manner consistent with historical performance and, as a result, the anticipated benefits of the transaction may be significantly more difficult or take longer to achieve than expected or may not be achieved in their entirety; the combination of BBVA USA Holdco, including BBVA USA, with PNC and PNC Bank, respectively, may be more difficult to achieve than anticipated or have unanticipated adverse results; and there can be no assurance that the Community Benefits Plan will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers and the U.S. economy (including, but not limited to, tax laws and regulations). These forward-looking statements are also subject to the principal risks and uncertainties applicable to our businesses generally that are disclosed in PNC's 2020 Form 10-K and first quarter 2021 Form 10-Q and in PNC's subsequent SEC filings. Our SEC filings are accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document. # # #